Exhibit 23.8



       [Letterhead of Paddock Lindstrom & Associates Ltd.]


                       ENGINEER'S CONSENT

We  consent  the reference to our appraisal for Northstar  Energy
Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.


                                   Paddock Lindstrom & Associates Ltd.

                                   D.L. PADDOCK
                                   D.L. Paddock, P. Eng.
                                   Vice-President


March 7, 2000